                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 15, 1996



                           JANEX INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


COLORADO                        33-8433-D                    84-1034251
(State or other                 (Commission File             (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)


        21700 OXNARD STREET, STE. 1610, WOODLAND HILLS, CALIFORNIA 91367
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (818) 593-6777



Exhibit Index Page:  None                                            Page 1 of 3
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ITEM 5.  OTHER EVENTS.

     See the following press release, dated April 16, 1996, announcing the resignation of an officer and director and extending the expiration date of the Registrant's Class A Warrants.


FOR IMMEDIATE RELEASE
APRIL 16, 1996



                           JANEX INTERNATIONAL, INC.
                             RESIGNATION OF OFFICER
                             EXTENSION OF WARRANTS

Woodland Hills, Calif., April 16, 1996 -- Janex International, Inc., a Woodland Hills based manufacturer of products for children, announced today that effective April 15, 1996, for personal reasons, Michael S. Manahan resigned as a director, Vice President, Chief Financial Officer and Secretary of the Company, and each of its subsidiaries.

The Company also announced that the Board of Directors had extended the expiration date of the Company's Class A Warrants (NASDAQ - JANW) from May 9, 1996 to May 9, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 16, 1996


                                     JANEX INTERNATIONAL, INC.
                                     -------------------------
                                           (Registrant)


                                     By:   /s/ Sheldon F. Morick
                                         -------------------------------------
                                           SHELDON F. MORICK,
                                           Chief Executive Officer

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